BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 25, 2018 to the Prospectuses of each Fund, dated January 26, 2018,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The subsection entitled “Details About the Funds — Information about Underlying Funds and ETFs — Exchange Traded Funds (“ETFs”) — Equity ETFs” of each Prospectus is amended to add the following underlying exchange-traded funds to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Global Tech ETF

The iShares Global Tech ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the technology sector.

The Fund seeks to track the investment results of the S&P Global 1200 Information Technology Sector IndexTM (the “Underlying Index”), which measures the performance of companies that S&P Dow Jones Indices LLC (“SPDJI”), a subsidiary of S&P Global, Inc., deems to be part of the information technology sector of the economy and that SPDJI believes are important to global markets. It is a subset of the S&P Global 1200TM. The Underlying Index may include large-, mid- or small-capitalization companies. As of March 31, 2017, a significant portion of the Underlying Index is represented by securities of information technology and technology companies. The components of the Underlying Index are likely to change over time. As of March 31, 2017, the Underlying Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, China, Finland, France, Germany, Italy, Japan, the Netherlands, South Korea, Spain, Sweden, Taiwan, the United Kingdom and the United States.

iShares U.S. Technology ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector.

The Fund seeks to track the investment results of the Dow Jones U.S. Technology Index (the “Underlying Index”), which measures the performance of the technology sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. As of April 30, 2017, a significant portion of the Underlying Index is represented by securities of information technology and technology companies. The components of the Underlying Index are likely to change over time.

Shareholders should retain this Supplement for future reference.

PRO-TAF-0618SUP